Exhibit 10.35
                                 -------------



                                   EMPLOYMENT
                                    AGREEMENT


         THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of the 1 day of May, 2002, by and between Category 5 Technologies, Inc., a Utah corporation ("Category 5" or the "Company) and MATTHEW GREENE (hereinafter referred to as the "Executive).

                                  WITNESSETH:

         WHEREAS, the Executive is currently employed by the Company; and

         WHEREAS, the Company desires to have the benefit of the Executive's efforts and services, both for and on behalf of the Company and on behalf of the Company.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto mutually covenant and agree as follows:

         1. DEFINITIONS. Whenever used in this Agreement, the following terms shall have the meanings set forth below:

              (a) "Accrued Benefits" shall mean the amount payable not later than ten (10) days following an applicable Termination Date and which shall be equal to the sum of the following amounts:

                     (i) All salary earned or accrued through the Termination Date;

                     (ii) Reimbursement for any and all monies advanced in connection with the Executive's employment for reasonable and necessary expenses incurred by the Executive through the Termination Date;

                     (iii) Any and all other cash benefits previously earned through the Termination Date and deferred at the election of the Executive or pursuant to any deferred compensation plans then in effect

                     (iv) The full amount of any stated bonus payable to the Executive in accordance with Section 6 herein with respect to the year in which termination occurs; and

                     (v) All other payments and benefits to which the Executive may be entitled under the terms of any benefit plan of the Company.

              (b) "Board" shall mean the Board of Directors of Category 5, Inc.

              (c) "Causer shall mean any of the following:



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                     (i) The engaging by the Executive in fraudulent conduct, as evidenced by a determination in a binding and final judgment, order or decree of a court or administrative agency of competent jurisdiction, in effect after exhaustion or lapse of all rights of appeal, in an action, suit or proceeding, whether civil, criminal, administrative or investigative, which the Board determines, in its sole discretion, has a significant adverse impact on the Company in the conduct of the Company's business;

                     (ii) Conviction of a felony, as evidenced by a binding and final judgment, order or decree of a court of competent jurisdiction, in effect after exhaustion or lapse of all rights of appeal, which the Board determines, in its sole discretion, has a significant adverse impact on the Company in the conduct of the Company's business;

                     (iii) Neglect or refusal by the Executive to perform the Executive's duties or responsibilities; or

                     (iv)  A  significant   violation  by  the  Executive of the
Company's established policies and procedures.

         Notwithstanding the foregoing, Cause shall not exist under subparagraphs (iii) and (iv) above unless the Company furnishes written notice to the Executive of the specific offending conduct and the Executive fails to correct such offending conduct within the fifteen (15) day period commencing on the receipt of such notice.

              (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

              (e)  "Company" shall mean Category 5, Inc.

              (f) "Disability" shall mean a physical or mental condition whereby the Executive is unable to perform on a full-time basis the customary duties of the Executive under this Agreement.

              (g) "Good Reason" shall mean a failure by the Company to comply with any material provision of this Agreement which has not been cured within thirty (30) days after written notice of such noncompliance has been given by the Executive to the Company.

              (h) "Notice of  Termination"  shall mean the notice  described  in
Section 11 herein.

              (i) "Person" shall mean any individual, partnership, joint venture, association, trust, corporation or other entity, other than an employee benefit plan of the Company or an entity organized, appointed or established pursuant to the terms of any such benefit plan

              (j)  "Termination Date" shall mean:

                     (i) The Executive's date of death;


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                     (ii) Thirty  (30) days after the  delivery of the Notice of
Termination terminating the Executive's employment on account of Disability pursuant to Section 9 herein, unless the Executive returns on a full-time basis to the performance of his or her duties prior to the expiration of such period;

                     (iii) Thirty (30) days after the delivery of the Notice of Termination if the Executive's employment is terminated by the Executive voluntarily; and

                     (iv) Thirty (30) days after the delivery of the Notice of Termination if the Executive's employment is terminated by the Company for any reason other than death or Disability.

         2. EMPLOYMENT. The Company hereby agrees to employ the Executive and the Executive hereby agrees to serve the Company, on the terms and conditions set forth herein

         3. TERM. The employment of the Executive by the Company pursuant to the provisions of this Agreement shall commence on the date hereof and end on December, 31, 2003, unless further extended or sooner terminated as hereinafter provided. On December 31, 2003, and on the last day of December each year thereafter, the term of the Executive's employment shall, unless sooner terminated as hereinafter provided, be automatically extended for an additional one year period from the date thereof unless, at least thirty (30) days before such December 31, the Company shall have delivered to the Executive or the Executive shall have delivered to the Company written notice that the term of the Executive's employment hereunder will not be extended beyond its existing duration (the term of employment and any extensions thereto shall be referred to as the "Period of Employment").

         4. POSITIONS AND DUTIES. The Executive shall serve as Executive Vice President of the Company and in such additional capacities as may be assigned to the Executive by the Board. In connection with the foregoing positions, the Executive shall have such duties, responsibilities and authority as may from time to time be assigned to the Executive by the Board. The Executive shall devote substantially all the Executive's working time and efforts to the business and affairs of the Company.

         5. PLACE OF PERFORMANCE. In connection with the Executive's employment by the Company, the Executive shall be based at the offices of the Company in Salt Lake City, Utah, except for required travel on Company business.

         6. COMPENSATION AND RELATED MATTERS.

              (a) Salary. The Company shall pay to the Executive $90,000, as his annualized base salary (subject to adjustment as provided herein) in equal installments (as nearly as practicable), in accordance with the Company's standard payroll policy (as in effect from time to time), which currently provides for payments to be made every two weeks, in arrears. Such annualized base salary may be increased from time to time in accordance with normal business practices of the Company. The annualized base salary of the Executive shall not be decreased below its then existing amount during the term of this Agreement.

              (b) Bonus. The Executive shall be entitled to receive bonuses, when and as declared by the Board of Directors.

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              (c)  Expenses.  The  Executive  shall be ended to  receive  prompt
reimbursement  for  all  reasonable   expenses  incurred  by  the  Executive  in
performing services hereunder, including all expenses for travel and living expenses while away from home on business or at the request of and in the service of the Company, provided that such expenses are incurred and accounted for in accordance with the policies and procedures established from time to time by the Company.

              (d) Other Benefits. The Company shall provide Executive with all other benefits normally provided to an employee of the Company similarly situated to Executive, including being added as a named officer on the Company's existing directors' and officers' liability insurance policy. At a minimum, the benefits will include:

                     (i) Health Insurance (medical, dental vision); and

                     (ii) 401(k) - 50% employer match on up to 6% of employee contribution; and

                     (iii) Paid vacation; and

                     (iv)  Car   allowance,   $500  plus   insurance,   gas  and
maintenance.

              (e) Vacations. The Executive shall be entitled to the number of vacation days in each calendar year, and to compensation in respect of earned but unused vacation days, determined in accordance with the Company vacation plan, but in no event less than fifteen (15) days. The Executive shall also be entitled to all paid holidays given by the Company to its executives.

              (f) Services Furnished. The Company shall furnish the Executive with office space, and such other facilities and services as shall be suitable to the Executive's position and adequate for the performance of the Executive's duties as set forth in Section 4 hereof.

         7. OFFICES. The Executive agrees to serve without additional compensation, if elected or appointed thereto, as a member of the Board of Directors of any parent or any subsidiary of the Company, provided, however, that the Executive is indemnified for serving in any and all such capacities on a basis no less favorable than is currently provided in the Company's bylaws, or otherwise.

         8. TERMINATION AS A RESULT OF DEATH. If the Executive shall die during the term of this Agreement, the Executive's employment shall terminate on the Executive's date of death and the Executive's surviving spouse, or the Executive's estate if the Executive dies without a surviving spouse, shall be entitled to the Executive's Accrued Benefits as of the Termination Date.

         9.  TERMINATION  FOR  DISABILITY.  If, as a result  of the  Executive's
Disability, the Executive shall have been unable to perform the Executive's duties hereunder on a full-time basis for two (2) consecutive months and within thirty (30) days after the Company provides the Executive with a Termination Notice, the Executive shall not heve returned to the performance of the Executive's duties on a full-time basis, the Company may terminate the Executive's employment. During the term of the Executive's Disability prior to termination, the Executive shall continue to receive all salary and benefits payable under Section 6 herein, including participation in all employee benefit plans, programs and arrangements in which the Executive was enticed to




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participate  immediately prior to the Disability;  provided,  however,  that the
Executive's continued participation is permitted under the terms and provisions of such plans, programs and arrangements. In the event that the Executive's participation in any such plan, program or arrangement is barred as the result of such Disability, the Executive shall be entitled to receive an amount equal to the contributions, payments, credits or allocations which would have been paid by the Company to the Executive, to the Executive's account or on the Executive's behalf under such plans, programs and arrangements. In the event the Executive's employment is terminated on account of the Executive's Disability in accordance with this Section 9, the Executive shall receive the Executive's Accrued Benefits as of the Termination Date and shall remain eligible for all benefits provided by any long-term disability programs of the Company in effect at the time of such termination.

         10. OTHER TERMINATION.

              (a) For Cause. The Company may terminate this Agreement for cause at any time upon notice to Executive.

              (b) Termination by the Executive. The Executive may terminate his employment hereunder (i) for Good Reason or (ii) if his health should become impaired to an extent that makes his continued performance of his duties hereunder hazardous to his physical or mental health or his life, provided that the Executive shall have furnished the Company with a written statement from a qualified doctor to such effect and provided further, that, at the Company's request, the Executive shall submit to an examination by a doctor selected by the Company and such doctor shall have concurred in the conclusion of the Executive's doctor.

         11. TERMINATION NOTICE. Any termination by the Company or the Executive of the Executive's employment during the Employment Period shall be communicated by written Notice of Termination to the Executive, if such Notice of Termination is delivered by the Company, and to the Company, if such Notice of Termination is delivered by the Executive. The Notice of Termination shall indicate the specific termination provision in this Agreement relied upon and shall set forth the effective date of termination

         12. NONDISCLOSURE OF PROPRIETARY INFORMATION. Recognizing that the Company is presently engaged, and may hereafter continue to be engaged, in the research and development of processes, the manufacturing of products or performance of services, which involve experimental and inventive work and that the success of its business depends upon the protection of the processes, products and services by patent, copyright or by secrecy and that the Executive has had, or during the course of his engagement as an employee or consultant may have, access to Proprietary Information, as hereinafter deemed, of the Company or other information and data of a secret or proprietary nature of the Company which the Company wishes to keep confidential and the Executive has furnished, or during the course of his engagement may furnish, such information to the Company, the Executive agrees that:

              (a)  Proprietary  Information  shall  mean  any and  all  methods, inventions, improvements or discoveries, whether or not patentable or copyrightable, and any other information of a similar nature related to the business of the Company disclosed to the Employee or otherwise made known to him as a consequence of or through his engagement by the Company (including information originated by the Executive) in any technological area previously developed by the Company or developed, engaged in, or researched, by the Company during the term of the Executive's engagement, including, but not limited to,

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trade secrets, processes, products, formulae, apparatus,  techniques,  know-how, marketing plans, data, improvements, strategies, forecasts, customer lists, and technical requirements of customers, unless such information is in the public domain to such an extent as to be readily available to competitors.

              (b) The  Executive  acknowledges  that the Company  has  exclusive property rights to all Proprietary Information and the Executive hereby assigns all rights he might otherwise possess in any Proprietary Information to the Company. Except as required in the performance of his duties to the Company, the Executive will not at any time during or after the term of his engagement, which term shall include any time in which the Executive may be retained by the Company as a consultant, directly or indirectly use, communicate, disclose or disseminate any Proprietary Information or any other information of a secret, proprietary, confidential or generally undisclosed nature relating to the Company, its products, customers, processes and services, including information relating to testing, research, development, manufacturing, marketing and selling.

              (c) All documents, records, notebooks, notes, memoranda and similar repositories of, or containing, Proprietary Information or any other information of a secret, proprietary, confidential or generally undisclosed nature relating to the Company or its operations and activities made or compiled by the Executive at any time or made available to him prior to or during the term of his engagement by the Company, including any and all copies thereof, shall be the properly of the Company, shall be held by him in trust solely for the benefit of the Company, and shall be delivered to the Company by him on the termination of his engagement or at any other time on the request of the Company.

              (d) The Executive will not assert any rights under any inventions, copyrights, discoveries, concepts or ideas, or improvements thereof; or know-how related thereto, as having been made or acquired by him prior to his being engaged by the Company or during the term of his engagement if based on or otherwise related to Proprietary Information.

         13. ASSIGNMENT OF INVL1iTIONS.

              (a) For purposes of this Paragraph 13, the term Inventions shall mean discoveries, concepts, and ideas, whether patentable or copyrightable or not, including but not limited to improvements, know-how, data, processes, methods, formulae, and techniques, as well as improvements thereof or know-how related thereto, concerning any past, present or prospective activities of the Company which the executive makes, discovers or conceives (whether or not during the hours of his engagement or with the use of the Company's facilities, materials or personnel), either solely or jointly with others during his engagement by the Company or any affiliate and, if based on or related to Proprietary Information, at any time after termination of such engagement. All Inventions shall be the sole property of the Company, and Executive agrees to perform the provisions of this paragraph 13 with respect thereto without the payment by the Company of any royalty or any consideration therefor other than the regular compensation paid to the Executive in the capacity of an employee or consultant.

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              (b) The Executive  shall  maintain  written  notebooks in which he shall set forth, on a current basis, information as to all Inventions, describing in detail the procedures employed and the results achieved as well as information as to any studies or research projects undertaken on the Company's behalf. The written notebooks shall at all times be the property of the Company and shall be surrendered to the Company upon termination of his engagement or, upon request of the Company, at any time prior thereto.

              (c) The Executive shall apply, at the Company's request and expense, for United States and foreign letters patent or copyrights either in the Executive's name or otherwise as the Company shall desire.

              (d) The Executive hereby assigns to the Company all of his rights to such Inventions, and to applications for United States and/or foreign letters patent or copyrights and to United States and/or foreign letters patent or copyrights granted upon such Inventions.

              (e) The Executive shall acknowledge and deliver promptly to the Company, without charge to the Company, but at its expense, such written instruments (including applications and assignments) and do such other acts, such as giving testimony in support of the Executive's inventorship, as may be necessary in the opinion of the Company to obtain, magnum, extend, reissue and enforce United States and/or foreign letters patent and copyrights relating to the Inventions and to vest the entire right and title thereto in the Company or its nominee. The Executive acknowledges and agrees that any copyright developed or conceived of by the Executive during the term of Executive's employment which is related to the business of the Company shall be a "work for hire" under the copyright law of the United States and other applicable jurisdictions.

              (f) The Executive represents that his performance of all the terms of this Agreement and as an employee of or consultant to the Company does not and will not breach any trust prior to his employment by the Company. The Executive agrees not to enter into any agreement either written or oral in conflict herewith and represents and agrees that he has not brought and will not bring with him to the Company or use in the performance of his responsibilities at the Company any materials or documents of a former employer which are not generally available to the public, unless he has obtained written authorization from the former employer for their possession and use, a copy of which has been provided to the Company.

              (g) No provisions of this Paragraph shall be deemed to limit the restrictions applicable to the Executive under Paragraphs 12, 14 and 15.

         14. SHOP RIGHTS. The Company shall also have the royalty-free right to use in its business, and to make, use and sell products, processes and/or services derived from any inventions, discoveries, concepts and ideas, whether or not patentable, including but not limited to processes, methods, formulas and techniques, as well as improvements thereof or know-how related thereto, which are not within the scope of Inventions as defined in Paragraph 13 but which are conceived or made by the Executive during the period he is engaged by the Company or with the use or assistance of the Companies facilities, materials or personnel.

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         15. NON-COMPETE. The hereby agrees that during the Period of Employment and the Consulting Period, and for a period of two years from the termination thereof, the Executive will not:

              (a) Within any jurisdiction or marketing area in the United States in which the Company or any subsidiary thereof is doing business, own, manage, operate or control any business of the type and character engaged in and competitive with the Company or any subsidiary thereof. For purposes of this paragraph, ownership of securities of not in excess of five percent (5%) of any class of securities of a public company shall not be considered to be competition with the Company or any subsidiary thereof; or

              (b) Within any jurisdiction or marketing area in the United States in which the Company or any subsidiary thereof is doing business, act as, or become employed as, an officer, director, employee, consultant or agent of any business of the type and character engaged in and competitive with the Company or any of its subsidiaries; or

              (c) Solicit any similar business to that of the Compares for, or sell any products that are in competition with the Company's products to, any company in the United States, which is, as of the date hereof, a customer or client of the Company or any of its subsidiaries, or was such a customer or client thereof within two years prior to the date of this Agreement; or

              (d) Solicit the employment of, or hire, any full time employee employed by the Company or its subsidiaries as of the date of termination of this Agreement

         16 REMEDIES AND JURISDICTION.

              (a) The Executive hereby acknowledges and agrees that a breach of the agreements contained in Sections 12, 13, 14 and 15 of this Agreement will cause irreparable harm and damage to the Company, that the remedy at law for the breach or threatened breach of the agreements set forth in Sections 12, 13, 14 and 15 of this Agreement will be inadequate, and that, in addition to all other remedies available to the Company for such breach or threatened breach (including, without limitation the right to recover damages), the Company shall be entitled to injunctive relief for any breach or threatened breach of the agreements contained in Sections 12, 13, 14 and 15 of this Agreement;

              (b) All claims, disputes and other matters in question between the parties arising under this Agreement shall, unless otherwise provided herein, be decided by arbitration in Salt Lake City, Utah, in accordance with the Model
Employment Arbitration Procedures of the American Arbitration Association (including such procedures governing selection of the specific arbitrator or arbitrators), unless the parties mutually agree otherwise. The losing party shall pay the costs of any such arbitration. The award by the arbitrator or arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any state or Federal court having jurisdiction thereof.

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         17.  INDEMNIFICATION.  Company  hereby agrees  to  indemnify  Executive against any action, claim, suit or proceeding involving the Executive in his capacity as an officer of the Company.

         18. ATTORNEYS' FEES. In the event that either party hereunder institutes any legal proceedings in connection with its rights or obligations under this Agreement, the prevailing party in such proceeding shall be entitled to recover from the other party, all costs incurred in connection with such proceeding, including reasonable attorneys' fees, together with interest thereon from the date of demand at the rate of twelve percent (12%) per annum.

         19. SUCCESSORS. This Agreement and all rights of the Executive shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, estates, executors, administrators, heirs and beneficiaries. In the event of the Executive's death, all amounts payable to the Executive under this Agreement shall be paid to the Executive's surviving spouse, or the Executive's estate if the Executive dies without a surviving spouse. This Agreement shall inure to the benefit of, be binding upon and be enforceable by, any successor, surviving or resulting corporation or other entity to which all or substantially all of the business and assets of the Company shall be transferred whether by merger, consolidation, transfer or sale.

         20. ENFORCEMENT. The provisions of this Agreement shall be regarded as divisible, and if any of said provisions or any part hereof are declared invalid or unenforceable by a court of competent jurisdiction, the validity and enforceability of the remainder of such provisions or parts hereof and the applicability thereof shall not be affected thereby.

         21. AMENDMENT OR TERMINATION. This Agreement may not be amended or terminated during its term, except by written instrument executed by the Company and the Executive.

         22. SURVIVABILITY. The provisions of paragraphs 12, 13, 14, 15 and 16 shall survive termination of this Agreement.

         23. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement between the Executive and the Company with respect to the subject matter hereof, and supersedes all prior oral or written agreements, negotiations, commitments and understandings with respect thereto.

         24. VENUE; GOVERNING LAW. This Agreement and the Executive's and Company's respective rights and obligations hereunder shall be governed by and construed in accordance with the laws of the State of Utah without giving effect to the provisions, principles, or policies thereof relating to choice or conflict laws.

         25. NOTICE. Notices given pursuant to this Agreement shall be in writing and shall be deemed given when received, and if mailed, shall be mailed by United States registered or certified mail return receipt requested, addressee only, postage prepaid, if to the Company, to:

                     Category 5, Inc.
                     2795 E. Cottonwood Parkway, Suite 120
                     Salt Lake City, Utah 84121

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or to such other address as the Company shall have given to the Executive or, if to the Executive, to such address as the Executive shall have given to the Company.

         26. NO WAIVER. No waiver by either party at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by the other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or any prior or subsequent time.

         27. HEADINGS. The headings herein contained are for reference only and shall not affect the meaning or interpretation of any provision of this Agreement.

         28. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.


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         IN WITNESS  WHEREOF,  the  Company  has  caused  this  Agreement  to be executed by its duly authorized officer, and the Executive has executed this Agreement, on the date and year first above written.

                                Category 5, INC.

                                By:___________________

                                Its:__________________



                                EXECUTIVE


                                ___________________
                                Matthew Greene




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